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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  November 16, 1998

                            BIG V SUPERMARKETS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


       1-6814                                          14-1459448
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(Commission File Number)                  (I.R.S. Employer Identification No.)


176 NORTH MAIN STREET
FLORIDA, NEW YORK                                              10921
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (914) 651-4411
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   OTHER EVENTS.

          Reference is made to the Press Release, dated November 12, 1998, attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item. 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1  Press Release, dated November 12, 1998
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BIG V SUPERMARKETS, INC.

Dated:  November 16, 1998             By:  /s/  James A. Toopes, Jr.
                                         ---------------------------------
                                      Name:  James A. Toopes, Jr.
                                      Title: Vice Chairman and
                                             Executive Vice President-
                                             Finance, Administration &
                                             Corporate Development
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                               INDEX TO EXHIBITS
                         FILED WITH THE CURRENT REPORT
                      ON FORM 8-K DATED NOVEMBER 16, 1998

Exhibit
  No.               Description

99.1       Press Release, dated November 12, 1998